UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 8, 2016

CROWN HOLDINGS, INC.

(Exact name of Registrant as specified in its charter)

Pennsylvania	0-50189	75-3099507
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Crown Way

Philadelphia, Pennsylvania 19154-4599

(215) 698-5100

(Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant’s Principal Executive Offices)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01.	Entry into a Material Definitive Agreement

The information provided in Item 2.03 below is hereby incorporated herein by reference.

Section 2 – Financial Information

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of the Registrant.

On September 8, 2016, Crown Holdings, Inc. (the “Company”) entered into a Purchase Agreement pursuant to which Crown European Holdings S.A. (the “European Issuer”) agreed to issue and sell to several purchasers, for whom Deutsche Bank AG, London Branch is acting as representative, €600,000,000 aggregate principal amount of senior unsecured notes due 2024 (the “Euro Notes”). Also on September 8, 2016, the Company entered into a Purchase Agreement pursuant to which Crown Americas, LLC and Crown Americas Capital Corp. V (together, the “U.S. Issuers”) agreed to issue and sell to several purchasers, for whom Citigroup Global Markets Inc. is acting as representative, $400,000,000 aggregate principal amount of senior unsecured notes due 2026 (the “Dollar Notes” and, together with the Euro Notes, the “Notes”).

The Notes will be sold in a private placement and resold by the initial purchasers to persons reasonably believed to be qualified institutional buyers pursuant to Rule 144A of the Securities Act of 1933, as amended (the “Securities Act”), and to non-U.S. persons pursuant to Regulation S of the Securities Act. The Notes have not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements.

The Euro Notes will mature on September 30, 2024 and will accrue interest at a rate of 2.625% per year. Interest on the Euro Notes will be payable semi-annually on March 31 and September 30 of each year, beginning on March 31, 2017. The European Issuer may redeem some or all of the Notes at any time by paying a make-whole premium, plus accrued and unpaid interest, if any, up to March 31, 2024 (6 months prior to the scheduled maturity of the notes).

If the European Issuer or the Company experiences a change of control repurchase event, the European Issuer may be required to offer to purchase the Euro Notes at a purchase price equal to 101% of their principal amount, plus accrued and unpaid interest, if any, to the repurchase date.

The Euro Notes are senior obligations of the European Issuer and will be unconditionally guaranteed on an unsecured senior basis by the Company and, subject to applicable law and exceptions, each of the Company’s subsidiaries in the U.S., Canada, England, Luxembourg, Mexico, the Netherlands, Switzerland and Spain that is an obligor under the Company’s senior secured credit facilities or that guarantees or otherwise becomes liable with respect to any other indebtedness of the Company, the European Issuer or another guarantor, and subject to applicable law and exceptions, each of the Issuer’s subsidiaries that guarantees or otherwise becomes liable with respect to any indebtedness of the Company, the issuer or another guarantor or is otherwise an obligor under the Company’s senior secured credit facilities which as of the issue date of the Notes is expected to include certain subsidiaries organized under the laws of France, Germany, Mexico and the Netherlands.

The Dollar Notes will mature on September 30, 2026 and will accrue interest at a rate of 4.250% per year. Interest on the Dollar Notes will be payable semi-annually on March 31 and September 30 of each year, beginning on March 31, 2017. The U.S. Issuers may redeem some or all of the Notes at any time by paying a make-whole premium, plus accrued and unpaid interest, if any, up to March 31, 2026 (6 months prior to the scheduled maturity of the notes).

If either of the U.S. Issuers or the Company experiences a change of control repurchase event, the U.S. Issuers may be required to offer to purchase the Dollar Notes at a purchase price equal to 101% of their principal amount, plus accrued and unpaid interest, if any, to the repurchase date.

The Dollar Notes are senior obligations of the U.S. Issuers and will be unconditionally guaranteed on an unsecured senior basis by the Company and, subject to exceptions, each of the Company’s subsidiaries in the U.S. that is an obligor from time to time under the Company’s senior secured credit facilities or that guarantees or otherwise becomes liable with respect to any other indebtedness of the Company.

Cautionary Note Regarding Forward-Looking Statements

Except for historical information, all other information in this report consists of forward-looking statements. These forward-looking statements involve a number of risks, uncertainties and other factors, including the expected completion of the offering of the Notes, which may cause the actual results to be materially different from those expressed or implied in the forward-looking statements. Other important factors that could cause the statements made in this report or the actual results of operations or financial condition of the Company to differ include, without limitation, that the offering of the Notes is subject to a number of conditions. There can be no assurance that the offering of the Notes will be completed as described herein or at all. Other important factors are discussed under the caption “Forward-Looking Statements” in the Company’s Form 10-K Annual Report for the year ended December 31, 2015 and in subsequent filings made prior to or after the date hereof. The Company does not intend to review or revise any particular forward-looking statement in light of future events.

Section 9 – Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits:

Exhibit 10.1	Purchase Agreement, dated as of September 8, 2016, by and among the European Issuer, the Company, Deutsche Bank AG, London Branch, as representative of the initial purchasers of the Euro Notes named in Schedule I thereto, and the other Guarantors (as defined therein).

Exhibit 10.2	Purchase Agreement, dated as of September 8, 2016, by and among the U.S. Issuers, the Company, Citigroup Global Markets Inc., as representative of the initial purchasers of the Dollar Notes named in Schedule I thereto, and the other Guarantors (as defined therein).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 14, 2016	CROWN HOLDINGS, INC.

	By:	/s/ David A. Beaver
	Name:	David A. Beaver
	Title:	Vice President and Corporate Controller

EXHIBIT INDEX

(d)	Exhibits:

Exhibit 10.1	Purchase Agreement, dated as of September 8, 2016, by and among the European Issuer, the Company, Deutsche Bank AG, London Branch, as representative of the initial purchasers of the Euro Notes named in Schedule I thereto, and the other Guarantors (as defined therein).

Exhibit 10.2	Purchase Agreement, dated as of September 8, 2016, by and among the U.S. Issuers, the Company, Citigroup Global Markets Inc., as representative of the initial purchasers of the Dollar Notes named in Schedule I thereto, and the other Guarantors (as defined therein).